Exhibit 99.1

Big Tree Cloud Enters into Definitive Merger Agreement with Plutonian
Acquisition Corp. (Nasdaq: PLTN)

SHENZHEN, CHINA and NEW YORK, NY, October 10, 2023 – Big Tree Cloud International Group Limited (“Big Tree Cloud” or the “Company”), a company devoted to the development, production and sales of personal care products and other consumer goods in China, and Plutonian Acquisition Corp. (“Plutonian”) (Nasdaq: PLTN), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive merger agreement (the “Merger Agreement”) that will result in Big Tree Cloud to be operated under a holding entity named Big Tree Cloud Holdings Limited, an exempted company incorporated in Cayman Islands (“PubCo”) and to be traded on the Nasdaq Stock Market (the “Proposed Transaction”). The Proposed Transaction reflects an initial equity value of approximately US$500 million.

Founded in 2020, Big Tree Cloud has established itself as a dynamic and innovative consumer-oriented company committed to improving the lives of modern, health-conscious, and independent consumers through high-quality personal care products and consumer goods with a focus on a feminine hygiene products. At the core of its mission lies a dedication to the development, production and distribution of personal care items. Big Tree Cloud’s consumer-to-manufacturer model has integrated its online and offline operations for an omni-channel sales model, and fostered an active community that contributes valuable feedback and product suggestions. This interaction with consumers is instrumental in shaping product development strategies and delivering premium products tailored to their personal care needs.

Big Tree Cloud’s product portfolio places a strong emphasis on feminine hygiene products with its sterilized feminine pads and menstrual pants. The Company recognizes the increasing awareness among health-conscious consumers in China who seek quality, comfort, sanitary, and high-functionality in feminine hygiene products. Big Tree Cloud has positioned itself as a pioneer in meeting these demands through innovative sterilization technology, advanced absorbent core structures, and anti-leakage designs, all of which aimed at enhancing consumer satisfaction. The Company’s comprehensive business strategy spans research and development, production, and marketing and enables it to offer a complete range of high-quality products to consumers.

Management Commentary

Mr. Wenquan Zhu, the founder and chairman of the board of Big Tree Cloud, stated that “this transaction marks a significant milestone in our journey towards providing better personal and hygienic care for families in China and around the world. We are proud of our achievements since our inception in 2020 and are thrilled about the growth opportunities that lie ahead. The proposed business combination with Plutonian Acquisition Corp. will enable us to accelerate our effort of accomplishing our mission of offering premium personal care products to consumers and expanding our product portfolio beyond feminine care. We are confident that this strategic move will enhance our market presence and further establish Big Tree Cloud as a trusted and innovative brand.”

“We are excited to complete this business combination between Plutonian and Big Tree Cloud. The Plutonian team is honored to be part of this landmark occasion,” said Wei Kwang Ng, CEO of Plutonian. “The entire exceptional management team at Big Tree Cloud continues to execute on their robust growth plans and strategy, with multiple compelling dynamics in the consumer goods industry, we firmly believe that Big Tree Cloud as a public company has the right model and technology to leverage its experience and platform to create shareholder value.”

Transaction Overview

The Proposed Transaction values the combined company upon the closing of the Proposed Transaction (“Combined Company”) at an implied pro forma pre-money enterprise value of approximately US$500,000,000, at a price of US$10.00 per share. Upon closing, the current shareholder of Big Tree Cloud will retain a majority of the outstanding shares of the Combined Business and Big Tree Cloud will designate a majority of the proposed directors for the Combined Company’s board.

Proceeds from the Proposed Transaction are expected to be utilized for working capital and general corporate purposes.

The board of directors of both Big Tree Cloud and Plutonian have unanimously approved the Proposed Transaction, which is expected to be completed in the first half of 2024, subject to, among other things, approval by the shareholders of Plutonian and Big Tree Cloud, regulatory approvals and other customary closing conditions, including a registration statement on Form F-4 (the “Registration Statement”) to be filed by the PubCo being declared effective by the SEC, and the listing application of the PubCo being approved by the Nasdaq Stock Market LLC.

Additional information about the Proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Plutonian with the SEC and available at https://www.sec.gov/.

Advisors

Paul Hastings LLP, Commerce & Finance Law Offices and Maples Group are serving as legal counsel to Big Tree Cloud. Wilson Sonsini Goodrich & Rosati, P.C. and Global Law Office are serving as legal counsel to Plutonian.

About Big Tree Cloud

Big Tree Cloud is a consumer-oriented, mission-driven, and technology-empowered company dedicated to the development, production and sales of personal care products and other consumer goods in China. Founded in 2020, Big Tree Cloud is committed to delivering high-quality products that cater to the needs of modern, health-conscious, and independent consumers. Big Tree Cloud’s innovative approach and strong community engagement set it apart in the industry, making it a trusted brand in the personal care market.

About Plutonian Acquisition Corp.

Plutonian is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Big Tree Cloud’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Plutonian’s and Big Tree Cloud’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Plutonian’s and Big Tree Cloud’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Plutonian and Big Tree Cloud believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Plutonian and Big Tree Cloud cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the PubCo with the SEC and other documents filed by the PubCo or Plutonian from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Plutonian nor Big Tree Cloud can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Plutonian’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Plutonian’s public shareholders, costs related to the Proposed Transaction, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the PubCo with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Plutonian and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Plutonian nor Big Tree Cloud presently knows or that Plutonian and Big Tree Cloud currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of Plutonian and Big Tree Cloud as of the date of this press release. Subsequent events and developments may cause those views to change. However, while Plutonian and Big Tree Cloud may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Plutonian or Big Tree Cloud as of any date subsequent to the date of this press release. Except as may be required by law, neither Plutonian nor Big Tree Cloud undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Plutonian and Big Tree Cloud intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Plutonian’s shareholders in connection with Plutonian’s solicitation for proxies for the vote by Plutonian’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to Plutonian’s securities to be issued in connection with the Proposed Transaction. Plutonian’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Plutonian’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Plutonian, Big Tree Cloud and the Proposed Transaction. After the registration statement is filed and declared effective, Plutonian will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in Solicitation

Plutonian, Big Tree Cloud and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Plutonian’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Plutonian’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Plutonian’s directors and executive officers in Plutonian’s final prospectus related to its initial public offering dated November 9, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Plutonian, Big Tree Cloud or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Proposed Transaction will be completed, nor can there be any assurance, if the Proposed Transaction is completed, that the potential benefits of the Proposed Transaction will be realized.

For investor inquiries, please contact:

Big Tree Cloud International Group Limited

Ms. Ting Yan

Chief Finance Officer

Room 3303, Building 1

Zhongliang Yunjing Plaza

Heshuikou Community, Matian Street

Guangming District, Shenzhen 518083, PRC

Plutonian Acquisition Corp.

Wei Kwang Ng

Chief Executive Officer

1441 Broadway 3rd, 5th & 6th Floors

New York, NY 10018

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